Shareholder's Equity	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Shareholder's Equity
22.	SHAREHOLDER’S EQUITY

a)	Issued Capital
As of December 31, 2019, the Company’s share capital is R$ 1,485,436, composed of 865,660 nominal common shares, with no nominal value.
The composition of this capital is demonstrated in the table below:

Date	Description	Number of shares	Value in R$
January 21, 2019	Initial share capital	100	10
May 14, 2019	Payment of capital	-	90
November 13, 2019	Contribution of controlling shareholders in shares—exchange of shares of Natura Cosméticos for the Company	495,393,460	1,115,169,982
December 16, 2019	Contribution of cash controlling shareholders—purchase of shares of minority shareholders of Natura Cosméticos S.A.	370,266,482	370,266,482

December 31, 2019	Total shares capital subscribed and paid-up		1,485,436,564

b)	Dividend and interest on equity payment policy
The shareholders are entitled to receive every year a mandatory minimum dividend of 30% of net income, considering principally the following adjustments:

➢	Increase in the amounts resulting from the reversal, in the period, of previously recognized reserves for contingencies.
➢	Decrease in the amounts intended for the recognition, in the period, of the legal reserve and reserve for contingencies.
➢
Whenever the amount of the minimum mandatory dividend exceeds the realized portion of net income for the year, management may propose, and the General Meeting approves, allocate the excess to the constitution of the unrealized profit reserve (article 197 of Law 6,404/76).

The management board may pay or credit interest on equity in accordance with applicable law.

c)	Capital reserve
The Incorporation of Shares resulted in the issuance of Natura &Co shares by the total subscription price of R$ 1,101,013,735 corresponding to the amount attributed to Natura Cosmetics shares incorporated by Natura &Co. Of this total, the amount of R$ 370,266,482 was allocated to the share capital account and the rest, in the amount of R$ 730,478,428 was allocated to the Company’s capital reserve. This incorporation of shares was approved at Natura &Co’s by the Extraordinary Shareholders Meeting on November 13, 2019.
Based on the Extraordinary General Meeting held on November 13, 2019, the controlling shareholders of Natura contributed shares issued by the Company of their own, corresponding to 57.3% of the capital of Natura for investment in the Company with the same corresponding interest of Natura, as well as an additional cash amount of R$ 206,592, sufficient for the Company to pay the income tax due to the difference between the book value of Natura and the acquisition cost used for the purpose of contributing shares issued by Natura to the Company’s capital stock. The recognition of this additional cash received was recorded as a special equity reserve.
The capital reserve at December 31, 2019 is R$ 1,302,990.

d)	Equity valuation adjustment - Other comprehensive income
The Company records in this account the effect of exchange rate variation on investments in foreign subsidiaries, including exchange variations in hyperinflationary economy, actuarial gains and losses from the retirees’ healthcare plan result from cash flow hedge. For exchange rate variation, the accumulated effect will be reversed into profit or loss for the year as gain or loss only in the case of investment disposal or write-off.
For actuarial gains and losses, the amounts will be recognized upon actuarial liability revaluation. The cash flow hedge transactions will be transferred to profit or loss for the year when an ineffective portion is identified and/or upon termination of the relationship.